UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Changes

As NVR, Inc. ("NVR") reported in its Form 8-K filed on March 24, 2022 with the Securities and Exchange Commission ("SEC"), the following executive officer changes occurred effective May 4, 2022: Paul C. Saville was elected to the Board of Directors of NVR (the "Board") at NVR's Annual Meeting of Shareholders, and was appointed by the Board to serve as the Executive Chairman of the Board; and the Board appointed Eugene J. Bredow, who previously served as President of NVR Mortgage Finance, Inc. ("NVR Mortgage"), to succeed Mr. Saville as NVR's President and Chief Executive Officer.

In connection with Mr. Saville’s appointment as the Executive Chairman of the Board, NVR entered into an amendment to the employment agreement with Mr. Saville. All material terms and conditions remain unchanged from Mr. Saville’s existing employment agreement, copies of which are attached as Exhibits 10.1 and 10.7 to NVR’s Form 10-K filed on February 16, 2022 with the SEC and incorporated herein by reference.

Mr. Bredow, age 52, has been employed by NVR since 2004. He served most recently as President of NVR Mortgage, a position he had held since April 1, 2019. Mr. Bredow served as Senior Vice President and Chief Administrative Officer of NVR from March 1, 2018 through March 31, 2019, served as Vice President and Controller from June 1, 2012, and served as Chief Accounting Officer from February 2016 until March 1, 2018. As approved on May 4, 2022 by the Compensation Committee of the Board (the "Compensation Committee"), Mr. Bredow in his new role as President and Chief Executive Officer will earn a base salary of $800,000 and will continue to participate in the 2022 Executive Officer Annual Incentive Compensation Plan as described in Exhibit 10.49 of NVR's Annual Report on Form 10-K filed February 16, 2022 with the SEC. Mr. Bredow's maximum potential payout under the Annual Incentive Compensation Plan is equal to 100% of his base salary. The amendment also included changes to Mr. Bredow's stock holding requirement and termination provisions. All other material terms and conditions remain unchanged from Mr. Bredow’s existing employment agreement, copies of which are filed as Exhibits 10.3, 10.4 and 10.5 to NVR’s Form 10-K filed on February 16, 2022 with the SEC and incorporated herein by reference.

Additionally, NVR entered into an amendment to the employment agreement with Daniel D. Malzahn, Senior Vice President, Chief Financial Officer and Treasurer, on May 4, 2022 to correct a drafting error in a section reference. All material terms and conditions remain unchanged from Mr. Malzahn’s existing employment agreement, a copy of which was filed as Exhibit 10.2 to NVR’s Form 10-Q filed with the SEC on November 6, 2015 and incorporated herein by reference.

The foregoing descriptions of the amendments to the employment agreements of Messrs. Saville, Bredow and Malzahn do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the amended employment agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated in this Item 5.02 by reference.

Option Grants

On May 4, 2022 (the "Grant Date"), the Compensation Committee approved the grant of non-qualified stock options to purchase NVR, Inc. common stock (the "Options") to the following executive officers of NVR:

Name and Principal Position	Options Granted
Paul C. Saville, Executive Chairman of the Board	27,500
Eugene J. Bredow, President and Chief Executive Officer	12,700
Daniel D. Malzahn, Senior Vice President, Chief Financial Officer and Treasurer	9,050
Matthew B. Kelpy, Vice President, Chief Accounting Officer and Controller	2,000

Each executive officer's awards consisted of two awards, each covering half of the number of Options listed above. One of the Options is a time-based option which will vest in 25% increments on each of December 31, 2024, 2025, 2026 and 2027, provided the executive officer remains employed by NVR on the relevant vesting date. The other award is performance-based and will vest on the same terms as the time-based options, subject to an additional requirement that vesting will occur based on NVR's return on capital performance during the three year period from 2022 through 2024.

The exercise price of each of the options is $4,475.53 per share, which was the closing price of NVR's common stock on the day preceding the Grant Date.

All of the Options were granted under the NVR, Inc. 2014 Equity Incentive Plan, a copy of which was filed as Exhibit 10.1 to NVR, Inc.'s Registration Statement on Form S-8 filed with the SEC on May 7, 2014.

Additional terms of the time-based options granted to our executive officers are set forth in the form of Non-Qualified Stock Option Agreement, filed herewith as Exhibit 10.4. Additional terms of the performance-based options granted to our executive officers are set forth in the form of Non-Qualified Stock Option Agreement, filed herewith as Exhibit 10.5.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 4, 2022, NVR, Inc. held its Annual Meeting of Shareholders. There were 3,360,105 shares of NVR’s common stock eligible to vote at the Annual Meeting. The following are the matters voted upon at the Annual Meeting and the final results of the votes on such matters:
1. Election of all directors for one-year terms:

	Votes For	Votes Against	Abstentions	Broker Non-votes
Paul C. Saville	2,892,279	44,538	774	269,804
C.E. Andrews	2,845,145	91,232	1,214	269,804
Sallie B. Bailey	2,921,727	14,899	965	269,804
Thomas D. Eckert	2,772,169	164,452	970	269,804
Alfred E. Festa	2,827,511	107,297	2,783	269,804
Alexandra A. Jung	2,909,324	27,053	1,214	269,804
Mel Martinez	2,910,258	26,340	993	269,804
David A. Preiser	2,380,010	556,605	976	269,804
W. Grady Rosier	2,867,063	69,533	995	269,804
Susan Williamson Ross	2,904,996	31,623	972	269,804

2. Ratification of the appointment of KPMG LLP as Independent Auditor for the year ending December 31, 2022:

Votes For	Votes Against	Abstentions
2,999,330	207,273	792

3. Approval, in a non-binding advisory vote, of the compensation of NVR’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-votes
2,816,481	100,870	20,240	269,804

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to the Employment Agreement between NVR, Inc. and Paul C. Saville dated May 4, 2022. Filed herewith.
10.2	Amendment No. 3 to the Employment Agreement between NVR, Inc. and Eugene J. Bredow dated May 4, 2022. Filed herewith.
10.3	Amendment No. 1 to the Employment Agreement between NVR, Inc. and Daniel D. Malzahn dated May 4, 2022. Filed herewith.
10.4	The Form of Non-Qualified Stock Option Agreement (Management time-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.
10.5	The Form of Non-Qualified Stock Option Agreement (Management performance-based grants) under the NVR, Inc. 2014 Equity Incentive Plan. Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 6, 2022	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer